UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Unicycive Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Unicycive Therapeutics, Inc.

4300 El Camino Real, Suite 210

Los Altos, CA 94022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June [      ], 2025

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Unicycive Therapeutics, Inc. (“Unicycive” or the “Company”), which will be held on June [      ], 2025 at 10:00 a.m. Pacific Daylight Time, at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, for the following purposes:

1. To elect four (4) members to our Board of Directors;

2. To ratify the appointment of Grassi & Co. CPAs, P.C.as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to   effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the Annual Meeting without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); and

4. To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April [       ], 2025 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 8:00 a.m. Shares of common stock, Series A Preferred Stock and Series B Preferred Stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June [      ], 2025 at 10:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022.

The proxy statement and annual report to stockholders are available at

https://annualgeneralmeetings.com/uncy2025

If you have any questions or need assistance voting your shares, please call Alliance Advisors at:

Strategic Shareholder Advisor and Proxy Solicitation Agent

200 Broadacres Drive

Bloomfield, NJ 07003

North American Toll Free Phone:

1-844-202-5703

Email: UNCY@allianceadvisors.com

Call Collect Outside North America: 1-209-637-2876

By the Order of the Board of Directors

/s/ Shalabh Gupta, M.D.
Shalabh Gupta, M.D.
Chairman of the Board of Directors

Dated: April [     ], 2025

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Unicycive Therapeutics, Inc.

4300 El Camino Real, Suite 210

Los Altos, CA 94022

PROXY STATEMENT FOR THE

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE [      ], 2025

The Board of Directors (the “Board”) of Unicycive Therapeutics, Inc. (“Unicycive”, “we”, “us” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, on June [      ], 2025, at 10:00 a.m. Pacific Daylight Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April [       ], 2025 to our beneficial owners and stockholders of record who owned our common stock, Series A-2 Prime Convertible Preferred Stock (“Series A Preferred Stock”) and Series B-2 Convertible Preferred Stock (“Series B Preferred Stock”) at the close of business on April [       ], 2025. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June [       ], 2025, at 10:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, Series A Preferred Stock or Series B Preferred Stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on April [       ], 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were [       ]. shares of common stock outstanding, 5,464.21 shares of Series A Preferred Stock outstanding and 3,000 shares of Series B Preferred Stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting. Each share of Series A Preferred Stock is entitled to vote together with the holders of common stock on an as-if-converted-to-Common-Stock basis, subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock. Accordingly, of the 5,464.21 shares of Series A Preferred Stock outstanding, only [       ] shares are entitled to vote at the meeting. Each holder of Series A Preferred Stock will be entitled to a number of votes equal to the number of shares of Series A Preferred Stock held by such holder, multiplied by the $1,000 stated value and divided by the $0.49 conversion price, subject to the 9.99% beneficial ownership limitation referred to above. Accordingly, the [       ] shares of Series A Preferred Stock eligible to vote are convertible into an aggregate of [       ] shares of common stock for a total of [       ] votes. Each share of Series B Preferred Stock is entitled to vote together with the holders of common stock on an as-if-converted-to-Common-Stock basis, subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock. Accordingly, of the 3,000 shares of Series B Preferred Stock outstanding, only [       ] shares are entitled to vote at the meeting. Each holder of Series B Preferred Stock will be entitled to a number of votes equal to the number of shares of Series B Preferred Stock held by such holder, multiplied by the $1,000 stated value and divided by the $1.00 conversion price, subject to the beneficial ownership limitation referred to above.   Accordingly, the [       ] shares of Series B Preferred Stock eligible to vote are convertible into an aggregate of [       ] shares of common stock for a total of [       ] votes. As such, the aggregate amount of shares eligible to vote at the meeting is [       ].

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are three (3) matters scheduled for a vote:

1. To elect four (4) members to our Board of Directors;

2. To ratify the appointment of Grassi & Co. CPAs, P.C.as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and

3. To approve the Reverse Stock Split Proposal;

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock, Series A Preferred Stock and Series B Preferred Stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your proxy card.

2. Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3. Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date. Holders of Series A Preferred Stock and Series B Preferred Stock will be entitled to a number of votes as described above in the section titled “Who is Entitled to Vote?”

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, [       ] shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. “FOR” the election of each of the four (4) members to our Board of Directors;

2. “FOR” the ratification of the appointment of Grassi & Co. CPAs, P.C.as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and

3. “FOR” the approval of the Reverse Stock Split Proposal;

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. Accordingly, if your shares are held of record by a brokerage firm and you do not provide the firm specific voting instructions, that firm will have the authority to vote your shares with respect to the “Proposal 2 Ratification of the appointment of Grassi as our independent registered public accounting Firm for the year ending December 31, 2025” and “Proposal 3 Approval of the Reverse Stock Split Proposal,” but your shares will not be voted and will be considered broker non-votes with respect to Proposal 1 with respect to the election of directors. We urge you to provide voting instructions so that your shares will be voted.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four (4) members to our Board of Directors	Plurality of the votes cast (the four directors receiving the most “FOR” votes)

Ratification of the Appointment of Grassi & Co. CPAs, P.C. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2024	A majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting

Approval of the Reverse Stock Split Proposal	A majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022, Attention: Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. In addition, we have retained Alliance Advisors as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting at an approximate cost of $14,500, plus $5,000 for expenses. If you have any questions or require any assistance with completing your proxy, please contact Alliance Advisors by telephone (toll-free within North America) at 1-844-202-5703 or (call collect outside North America) at 1-209-637-2976 or by email at UNCY@allianceadvisors.com.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2025 Annual Meeting?

Our bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely advance notice of the proposal or nomination in writing to our Corporate Secretary.

To be timely for the 2025 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February [       ], 2026 and March [       ], 2026. A stockholder’s notice to the Corporate Secretary must set forth the information required by our bylaws as to each matter the stockholder proposes to bring before the 2025 Annual Meeting of Stockholders.

Any appropriate proposal submitted by a stockholder pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) must be submitted in writing to our Secretary at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, and received no later than December [       ], 2025, to be includable in our proxy statement and related proxy for the 2026 Annual Meeting. However, if the date of the 2026 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June [       ], 2026, to be considered for inclusion in proxy materials for our 2026 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than our director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and which notice is postmarked or transmitted electronically to us at our principal executive office no later than April [       ], 2026, which is 60 days prior to the first anniversary of the Annual Meeting. However, if the date of the 2026 Annual Meeting is changed by more than 30 days from this year’s annual meeting, then such notice must be provided by the later of 60 days prior to the date of the 2026 Annual Meeting or the 10th day following the day on which we make public announcement of the date of the 2026 Annual Meeting.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1. We do not believe members of the Board or executive officers of the Company have any interest in Proposal 2, or Proposal 3 that are different from or greater than those of any other of our stockholders.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that is applicable to our directors, officers and employees and is designed to deter wrongdoing and to promote:

●	honest and ethical conduct;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;

●	compliance with applicable laws, rules and regulations, including insider trading compliance; and

●	accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

You may obtain a copy of our Code of Business Conduct and Ethics on our website at https://ir.unicycive.com/corporate-governance/governance-documents under Investor Relations – Governance. A copy of our Code of Business Conduct and Ethics may also be obtained without charge upon written request to Secretary, Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022. The Board of Directors has designated the Audit Committee to be responsible for reviewing the Code of Business Conduct and Ethics and making any appropriate updates or amendments. We intend to disclose any changes in this code or waivers from this code that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information to our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or Nasdaq rules.

Board Composition and Leadership Structure

Our Chairman of the Board of Directors, Dr. Gupta, also serves as our Chief Executive Officer and President. Our Board of Directors has determined that this leadership structure is appropriate and effective for Unicycive at this time. This structure effectively utilizes Dr. Gupta’s knowledge of Unicycive and the industry in which we operate, while fostering greater communication and producing a greater degree of transparency between management and our directors.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance and cybersecurity and data privacy. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Governance Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Dr. Laumas, Dr. Kenkare-Mitra and Dr. Aggarwal, representing four of our five incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committees of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at https://ir.unicycive.com/corporate-governance/governance-documents.

Audit Committee

The Audit Committee’s responsibilities include, among other things: (i) selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary, (ii) periodically evaluating the qualifications, performance and independence of our independent auditors, (iii) pre-approving all auditing and permitted non-audit services to be provided by our independent auditors, (iv) reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements, and (v) reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements. The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC.

As of December 31, 2024, the Audit Committee consisted of Dr. Laumas, chairman of the Audit Committee, Dr. Aggarwal, and Dr. Kenkare-Mitra. Under the applicable rules and regulations of Nasdaq, each member of a company’s audit committee must be considered independent in accordance with Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of Dr. Laumas, Dr. Aggarwal, and Dr. Kenkare is “independent” as that term is defined under applicable Nasdaq and SEC rules. Dr. Laumas is our audit committee financial expert.

Compensation Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Compensation Committee has responsibility for, among other things, (i) recommending to the Board for approval the overall compensation philosophy for our company and periodically reviewing the overall compensation philosophy for all employees to ensure it is appropriate and does not incentivize unnecessary and excessive risk taking, (ii) reviewing annually and making recommendations to the Board for approval, as necessary or appropriate, with respect to our compensation plans, (iii) based on an annual review, determining and approving, or at the discretion of the Compensation Committee, recommending to the Board for determination and approval, the compensation and other terms of employment of each of our officers, (iv) reviewing and making recommendations to the Board with respect to the compensation of directors, (v) overseeing our regulatory compliance with respect to compensation matters, (vi) reviewing and discussing with management, prior to the filing of our annual proxy statement or annual report on Form 10-K, our disclosure relating to executive compensation, including our Compensation Discussion and Analysis and executive and director compensation tables as required by SEC rules, and (vii) preparing an annual report regarding executive compensation for inclusion in our annual proxy statement or our annual report on Form 10-K. The Compensation Committee has the power to form one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee.

The charter of the Compensation Committee grants the Compensation Committee authority to select, retain, compensate, oversee and terminate any compensation consultant to be used to assist in the evaluation of director, chief executive officer, officer and our other compensation and benefit plans and to approve the compensation consultant’s fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any internal or external legal, accounting or other advisors and consultants retained by the Compensation Committee. The Compensation Committee may also select or retain advice and assistance from an internal or external legal, accounting or other advisor as the Compensation Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities and will have the direct responsibility to appoint, compensate and oversee any such advisor.

During fiscal year 2024, as part of our annual compensation review, we engaged a compensation consultant to assess and advise the Company with respect to compensation matters.

As of December 31, 2024, the Compensation Committee consisted of Dr. Aggarwal, chairman of the Compensation Committee, Dr. Laumas and Dr. Kenkare-Mitra. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Nominating and Governance Committee

The Nominating and Governance Committee has responsibility for assisting the Board in, among other things, (i) effecting Board organization, membership and function, including identifying qualified board nominees, (ii) effecting the organization, membership and function of the committees of the Board, including the composition of the committees of the Board and recommending qualified candidates for the committees of the Board, (iii) evaluating and providing successor planning for the chief executive officer and our other executive officers, (iv) identifying and evaluating candidates for director in accordance with certain general and specific criteria, (v) developing and recommending to the Board corporate governance guidelines and any changes thereto, setting forth the corporate governance principles applicable to us, and overseeing compliance with the corporate governance guidelines, and (vi) reviewing potential conflicts of interest involving directors and determining whether such directors may vote on issues as to which there may be a conflict. As of December 31, 2024, the Nominating and Governance Committee consisted of Dr. Kenkare-Mitra, chairman of the Nominating and Governance Committee, Dr. Laumas and Dr. Aggarwal. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Anti-hedging

Our insider trading policy prohibits employees, advisors, officers, directors and consultants of the Company, members of their immediate families, and corporations, partnerships or similar entities which such persons influence or control (collectively, “Covered Persons”) from entering into hedging or derivative transactions, including purchasing financial instruments (such as prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. Our chief compliance officer has the authority to grant exceptions to the prohibition against pledges where a Covered Person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Material Proceedings

There have been no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. None of our current directors or executive officers have been, during the past 10 years, involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2024, Drs. Aggarwal, Laumas and Kenkare-Mitra served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2024.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During fiscal year 2024, the Board of Directors held four meetings including telephonic meetings and acted by unanimous written consent on five occasions; the Audit Committee held four meetings and did not act by unanimous written consent; the Compensation Committee held three meetings and acted by unanimous written consent on two occasions; and the Nominating and Governance Committee did not hold any meetings and acted by unanimous written consent on one occasion. During fiscal year 2024, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. Though we do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors, all of our directors attended the 2024 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Unicycive Therapeutics, Inc.

c/o Secretary

4300 El Camino Real, Suite 210

Los Altos, CA 94022

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. The Nominating and Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, diversity of viewpoint (including diversity of race, ethnicity, gender, age, education, cultural background and professional experience), career specialization, relevant technical, leadership or governance skills, or financial acumen, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our corporate governance guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our corporate governance guidelines, there are no limits term that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Governance Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

The Nominating and Governance Committee considers stockholder nominees made in accordance with our bylaws, and evaluates candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Nominating and Governance Committee. Stockholder recommendations may be submitted to the Nominating and Governance Committee in care of the Corporate Secretary at the address set forth under “Communication with Directors.”

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect four (4) directors to hold office until the 2026 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the four (4) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age
Shalabh Gupta, M.D.	52
Sandeep Laumas, M.D.	57
Gaurav Aggarwal, M.D.	52
Saraswati Kenkare-Mitra, Ph.D.	57

Shalabh Gupta, M.D. - Chief Executive Officer, President and Director

Shalabh Gupta, MD, is the founder of Unicycive and has served as Chief Executive Officer, President, and director since August 2016. Previously, Dr. Gupta served in various other roles, including founder and Chief Executive Officer of Biocycive Inc.; a commercial strategy role at Genentech, Inc.; equity research covering US pharmaceutical companies at UBS Investment Bank; and as an equity research role covering biotechnology companies at Rodman & Renshaw (currently H.C. Wainwright). Dr. Gupta previously served as a medical advisor to Synageva BioPharma Corporation and as an advisor to New York University (“NYU”) Langone Medical Center’s Office of Technology Transfer. Dr. Gupta is also the founder and Chief Executive Officer of Globavir, which had licensed diagnostic technology from Stanford university, which was then partnered with global commercial diagnostic companies.. Dr. Gupta is an advisor to the UCSF Innovation Center, a role he has held since 2020. Since 2012, Dr. Gupta has also been an advisor to SPARK, Stanford University School of Medicine. Dr. Gupta previously served on the board of directors of the Beall Center for Innovation and Entrepreneurship at the University of California Irvine, Paul Merage School of Business. Before his roles in business and finance, Dr. Gupta was an attending physician at NYU Medical Center and a clinical faculty member at the NYU School of Medicine. Dr. Gupta was a board-certified physician, and he currently holds a license from the California State Medical Board. Dr. Gupta completed his internship in Internal Medicine, medical residency in Physical Medicine and Rehabilitation, and research fellowship in Cardiopulmonary Rehabilitation at NYU School of Medicine. Dr. Gupta received his MPA in Health Care Finance and Management from NYU’s Robert F. Wagner Graduate School of Public Service and his MD from Jawaharlal Institute of Postgraduate Medical Education & Research, India. Dr. Gupta has been in several leadership roles throughout his academic and professional career. He was elected president of the Resident Physicians Council during his residency training, representing approximately 1,500 resident physicians in physical medicine and rehabilitation across the U.S.. He served on the Board of Directors of the Wagner Alumni Association from 2007 to 2009. He was elected to the Board of Directors of the UC Irvine Beall Center for Innovation and Entrepreneurship in 2018

Sandeep Laumas, M.D. – Independent Director

Dr. Sandeep Laumas has served as our director since 2018. In 2008, Dr. Laumas founded Bearing Circle Capital, an investment vehicle and has served as its Managing Director since such time. Dr. Laumas has served as the Chief Financial Officer since February 2021 and Chief Business Officer since June 2020 of Instil Bio, Inc., a clinical-stage biopharmaceutical company. He served as a member of the board of directors of 9 Meters Biopharma, Inc. from May 2020 until June 2021 and previously served as the Executive Chairman from January 2014 to April 2020, including as the Chief Executive Officer from February 2019 to April 2020. Dr. Laumas began his career at Goldman Sachs & Co. in 1996 as an equity analyst in the healthcare investment banking division, working on mergers & acquisitions and corporate finance transactions, before transitioning to the healthcare equity research division. After leaving Goldman Sachs in 2000, Dr. Laumas moved to the buy side as an analyst at Balyasny Asset Management from 2001 to 2003. Dr. Laumas was a Managing Director of North Sound Capital from 2003 to 2007, where he was responsible for the global healthcare investment portfolio. Dr. Laumas has served as a member of the board of directors and chairman of the audit committee of BioXcel Therapeutics, Inc. since September 2017. Dr. Laumas has also been a director of Globavir Biosciences, Inc. since 2015. Dr. Laumas received his A.B. in Chemistry from Cornell University in 1990, his M.D. from Albany Medical College in 1995 with a research year at the Dana-Farber Cancer Institute and completed his medical internship in 1996 from the Yale University School of Medicine. We believe Dr. Laumas is qualified to serve as a member of our board of directors because his vast industry perspective in both public and private investments and financial transactions in the healthcare arena.

Gaurav Aggarwal, M.D. – Independent Director

Dr. Gaurav Aggarwal has served as our director since 2023. Dr. Aggarwal has served as a Managing Partner of Vivo Capital LLC since April 2024 and previously served as a Managing Director of Vivo Capital LLC, a healthcare focused investment firm from October 2016 to mid-2023 where he focuses on investments in life science companies. Dr. Aggarwal served as the Chief Business Officer of Ocera Therapeutics, Inc. from April 2014 through October 2016. From January 2013 through December 2013, Dr. Aggarwal served as Managing Director of Investor Growth Capital. From August 2006 through December 2012, Dr. Aggarwal served as a Principal and Partner at Panorama Capital, L.P., a venture capital fund. From March 2004 to August 2006, Dr. Aggarwal was an associate with JPMorgan Partners, LLC, a private equity division of JPMorgan Chase & Co. Prior to joining JP Morgan Partners, LLC, Dr. Aggarwal focused on venture capital investments in biopharmaceutical and medical device companies at KBL Healthcare Ventures and Wasserstein Perrella & Co. Dr. Aggarwal currently serves on the board of Geron Corporation and Unicycive Therapeutics. Inc. and previously served on the boards of directors of Sierra Oncology, Inc. (acquired by GlaxoSmithKline plc), Hyperion Therapeutics, Inc. (acquired by Horizon Pharma) and Microlin Bio, Inc. Dr. Aggarwal received his M.D. from Columbia University College of Physicians & Surgeons, and his B.S. in Agricultural Economics from Cornell University. We believe Dr. Aggarwal is qualified to serve as a member of our Board of Directors based upon his experience in the biopharmaceutical and venture capital industries.

Saraswati Kenkare-Mitra, Ph.D. – Independent Director

Dr. Saraswati Kenkare-Mitra, Ph.D has served as President and Head of Research and Development at Alector, Inc. since December 2021, where she leads all aspects of the company’s R&D efforts in neurodegeneration, including oversight of the research, development, clinical, manufacturing, regulatory, and related functions. Prior to joining Alector, Dr. Kenkare-Mitra held roles of increasing responsibility at Genentech over the course of 23 years, serving most recently as Senior Vice President, Development Sciences in Genentech’s research and early development unit.  During her tenure at Genentech, she led a large, integrated global organization of approximately 650 employees, and played a key role in the filing of more than 100 Investigational New Drug (IND)/clinical trial applications around the world, and the approval of 11 medicines for diverse diseases, including cancers and neurological diseases. Her team also enabled the successful development and approval of over 15 companion diagnostics. Dr. Kenkare-Mitra received her Ph.D. in Pharmaceutical Chemistry from the University of California, San Francisco (“UCSF”), where she also stayed on as a Post-Doctoral Fellow in the School of Medicine and completed a fellowship in Clinical Pharmacology before joining Genentech. She also holds adjunct faculty positions in the Department of Bioengineering and Therapeutic Sciences at UCSF and the University of the Pacific in Stockton. Dr. Kenkare-Mitra is an elected member of the National Academy of Medicine and elected fellow of the Association for the Advancement of Science. Dr. Kenkare-Mitra has been widely recognized for her work and leadership in the industry with awards such as the American Association of Pharmaceutical Scientists’ Alice E. Till Advancement of Women in Pharmaceutical Sciences Recognition, Endpoints’ 20 Most Extraordinary Women in Biopharma, Fierce Pharma’s Fiercest Women in the Life Sciences, and UCSF’s Distinguished Alumnus of the Year. She has served as a board member of the Genentech Foundation and the Association of Women in Science. We believe Dr. Kenkare-Mitra is qualified to serve as a member of our Board of Directors because of her experience in the biopharmaceutical industry and public company experience. Dr. Kenkare-Mitra was recommended for appointment as a director by our Chief Executive Officer.

Director Skills and Demographic Matrix

The following matrix highlights the mix of key skills, qualities, attributes, and experiences of the nominees that, among other factors, led the Board and the Nominating Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director. This matrix is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to the Board. Not having a mark does not mean that a particular director does not possess that qualification or skill. The demographic information presented below is based on voluntary self-identification by each nominee.

	Saraswati Kenkare- Mitra, Ph.D.	Gaurav Aggarwal, M.D.	Shalabh Gupta, M.D.	Sandeep Laumas, M.D.
Corporate Governance	X	X	X	X
Financial	X	X	X	X
Business Operations	X	X	X	X
Industry Knowledge	X	X	X	X
Risk Management	X	X	X	X
Gender	Female	Male	Male	Male

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL NO. 1.

EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of the Record Date, and their positions are shown below.

Name of Executive Officer	Age	Position	Executive Officer Since
Shalabh Gupta, M.D.	52	President, Chief Executive Officer and Chairman of the Board	2016
Pramod Gupta, Ph.D.	65	Executive Vice President, Pharmaceutical and Business Operations	2020
John Townsend	63	Chief Financial Officer	2021
Doug Jermasek	64	Executive Vice President, Corporate Strategy	2021

Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Pramod Gupta, Ph.D. Mr. Gupta has served as our Executive Vice President, Pharmaceutical and Business Operations since September 2020. Mr. Gupta is a pharmaceutical executive with 30 years’ experience at large as well as small companies. He has extensive experience in drug development, regulatory requirements and drug approvals globally. He has led the development, approval and launch of over 40 products by leveraging external partnerships, technologies and business solutions. Previously Mr. Gupta served as the Senior Vice President at Spectrum Pharmaceuticals from January 2011 to April 2018, Vice President at Bausch & Lomb from May 2005 to August 2009, and at positions of increasing responsibilities at Baxter, TAP Pharmaceuticals and Abbott Laboratories. He has published more than 50 scientific papers and 2 scientific books, and holds 14 patents. He completed his Ph.D. at the University of Otago New Zealand.

John Townsend. Mr. Townsend has served as our Chief Financial Officer since March 2021, and previously served as Vice President Finance and Chief Accounting Officer in a consulting role since September 2020. He has over 25 years of public and private company experience in industries including biotechnology, medical devices, and high-tech electronics manufacturing. Before joining the Company, Mr. Townsend worked at Guardion Health Sciences, a medical foods company from 2016 to 2020. From 2005 until 2015, he worked at Cytori Therapeutics, Inc., a stem cell therapy company. From 1996 to 2005, he worked at several high-tech companies, and he started his career at Deloitte (formerly Deloitte and Touche) after graduating from San Diego State University in 1993. Mr. Townsend is a Certified Public Accountant in the state of California.

Doug Jermasek. Mr. Jermasek has served as our Executive Vice President, Corporate Strategy since November 2021. Mr. Jermasek is a seasoned biopharmaceutical executive with over 25 years of commercial leadership experience in both U.S. and international markets. Most recently, he served as Senior Vice President, Marketing and Strategy at Akebia Therapeutics, a role he assumed after the merger with Keryx Biopharmaceuticals. Previously he spent over a decade at Genzyme (a Sanofi Company) culminating as Senior Vice President and General Manager, Head of Renal Global Business Unit. In that role, he drove sales of over $1 billion, establishing Renvela® as the standard of care for the treatment of hyperphosphatemia for patients with chronic kidney disease (CKD) and achieving “blockbuster” status globally. Earlier, he held management positions of progressive responsibility at Intercept Pharmaceuticals, Prometheus Laboratories, Agouron Pharmaceuticals, and Abbott Laboratories. Mr. Jermasek holds a Master’s degree in Business Administration from the Marriott School of Management at Brigham Young University and a Bachelor’s degree in Biological Science also from BYU.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid or accrued during the years ended December 31, 2023 and 2024 to our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards (2) ($)	All Other Compensation ($)	Total ($)
Shalabh Gupta, M.D.,	2024	572,000	543,400	1,324,484	-	2,439,884
Chief Executive Officer	2023	550,000	550,000	2,971,562	-	4,044,062

Pramod Gupta, Ph.D.,	2024	468,000	222,300	464,971	-	1,155,271
Executive VP Pharmaceutical and Business Operations	2023	450,000	225,000	859,479	-	1,523,229

Doug Jermasek,	2024	363,000	45,375	464,971	-	873,346
Executive VP, Corporate Strategy	2023	330,000	82,500	859,479	-	1,267,854

(1)	Represents payments of discretionary bonuses for performance during the applicable years and discretionary payments as determined by the Board and as further described below in Bonus Arrangements. Bonuses in respect of fiscal year ended on December 31, 2024 have been accrued and included in the amounts reported and were paid in April 2025.

(2)	Represents the aggregate grant date fair values of stock option awards in accordance with FASB ASC No. 718-10. These values have been determined under the principles used to calculate the grant date fair market value of equity awards for purposes of the Company’s financial statements. See Note 13, “Stock-based Compensation” in the Notes to the Annual Report on Company’s Form 10-K for the year ended 2024 filed with the SEC on March 31, 2025 for more information regarding the Company’s accounting for share-based compensation plans.

Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any named executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Employment Agreements

Shalabh Gupta

On May 18, 2021, we entered into an employment agreement with Dr. Gupta, pursuant to which Dr. Gupta serves as our Founder and Chief Executive Officer. Dr. Gupta’s employment agreement provides for an annual base salary of $550,000 and provides that Dr. Gupta will be eligible for an annual discretionary bonus, with a target equal to 100% of his base salary, based on the achievement of certain performance objectives established by our Board of Directors. In accordance with the terms of Dr. Gupta’s employment agreement, he received a one-time equity grant of 116,279 stock options, which shall vest over a period of three years from the date of grant. In addition, Dr. Gupta’s employment agreement contains standard non-competition and non-solicitation provisions. Dr. Gupta is also eligible to receive additional equity-based compensation awards as the Company may grant from time to time. Dr. Gupta’s employment agreement further provides for standard expense reimbursement, vacation time and other standard executive benefits.

Pursuant to Dr. Gupta’s employment agreement, in the event his employment is terminated without cause, due to a non-renewal by the Company, or if he resigns for “good reason” (in each case, other than within twelve (12) months following a change in control), Dr. Gupta is entitled to (i) a cash payment equal to one and one-half (1.5) times the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 18 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued through the date of termination for the year in which employment ends; and (v) subject to Dr. Gupta’s compliance with his restrictive covenants, the outstanding and unvested portion of any time-vesting equity award that would have vested during the one (1) year period following Dr. Gupta’s termination had he remained an employee shall automatically vest upon his termination date.

In the event that Dr. Gupta’s employment is terminated due to his death or disability, he will be entitled to receive (i) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (ii) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends; and (iii) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

In the event that Dr. Gupta’s employment is terminated due to his non-renewal or resignation without “good reason,” he will be entitled to receive a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination.

In the event that Dr. Gupta’s employment is terminated by the Company without cause, due to non-renewal by the Company, or if he resigns for “good reason,” in each case within twelve (12) months following a change in control, Dr. Gupta is entitled to (i) a cash payment equal to two (2) times the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 24 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends prior to the date of termination; and (v) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

Pramod Gupta

On March 22, 2021 (as amended April 28, 2021), we entered into an employment agreement with Dr. Gupta, pursuant to which Dr. Gupta serves as our Executive Vice President, Pharmaceutical and Business Operations. Mr. Gupta’s employment agreement provides for an annual base salary of $450,000 and provides that Mr. Gupta will be eligible for an annual discretionary bonus, with a target amount equal to 50% of his base salary, based on the achievement of certain performance objectives established by our Board of Directors. In accordance with the terms of Dr. Gupta’s employment agreement, he received a one-time equity grant of 34,884 stock options, which shall vest over a period of three years from the date of grant. In addition, Dr. Gupta’s employment agreement contains standard non-competition and non-solicitation provisions. Dr. Gupta is also eligible to receive additional equity-based compensation awards as the Company may grant from time to time. Dr. Gupta’s employment agreement further provides for standard expense reimbursement, vacation time and other standard executive benefits.

Pursuant to Dr. Gupta’s employment agreement, in the event his employment is terminated without cause, due to non-renewal by the Company, or if he resigns for “good reason,” (in each case, other than within twelve (12) months following a change in control), Dr. Gupta is entitled to (i) a cash payment equal to the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 12 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued through the date of termination for the year in which employment ends; and (v) subject to Dr. Gupta’s compliance with his restrictive covenants, the outstanding and unvested portion of any time-vesting equity award that would vest on the next vesting date shall automatically vest upon his termination date, multiplied by a fraction, where the numerator is the number of days Dr. Gupta was employed since the last vesting date (or the date of grant, if such termination occurs prior to the first vesting date applicable to any such award) and the denominator is the total number of days since the last vesting date (or the date of grant, if such termination occurs prior to the first vesting date applicable to any such award) until the next vesting date.

In the event that Dr. Gupta’s employment is terminated due to his death or disability, he will be entitled to receive (i) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (ii) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends; and (iii) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

In the event that Dr. Gupta’s employment is terminated due to his non-renewal or resignation without “good reason,” he will be entitled to receive a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination.

In the event that Dr. Gupta’s employment is terminated by the Company without cause, due to non-renewal by the Company, or if he resigns for “good reason,” in each case within twelve (12) months following a change in control, Dr. Gupta is entitled to (i) a cash payment equal to the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 12 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends prior to the date of termination; and (v) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

Doug Jermasek

On November 11, 2021, we entered into an employment agreement with Mr. Jermasek, pursuant to which Mr. Jermasek serves as our Executive Vice President, Corporate Strategy. Mr. Jermasek’s employment agreement provides for an annual base salary of $330,000 and provides that Mr. Jermasek will be eligible for an annual discretionary bonus, with a target amount equal to 25% of his base salary, based on the achievement of certain performance objectives established by our Board of Directors. In accordance with the terms of Mr. Jermasek’s employment agreement, he received a one-time equity grant of 100,000 stock options, 25% of which vest and become exercisable on the first anniversary of the date of employment with the Company and the remaining 75% vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant. Mr. Jermasek is also eligible to receive additional equity-based compensation awards as the Company may grant from time to time. Mr. Jermasek’s employment agreement further provides for standard expense reimbursement, vacation time and other standard executive benefits.

On August 12, 2024, the 2021 employment agreement was superseded by a new employment agreement with Mr. Jermasek. Mr Jermasek continues to serve as our Executive Vice President, Corporate Strategy. Mr. Jermasek’s employment 2024 agreement provides for an annual base salary of $363,000 and provides that Mr. Jermasek will be eligible for an annual discretionary bonus, with a target amount equal to 25% of his base salary, based on the achievement of certain performance objectives established by our Board of Directors.

Pursuant to Mr. Jermasek’s employment agreement, in the event his employment is terminated without cause, due to non-renewal by the Company, or if he resigns for “good reason,” (in each case, other than within twelve (12) months following a change in control), Mr. Jermasek is entitled to (i) a cash payment equal to his annual base salary; (ii) continuation of health benefits; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; and (iv) a lump sum payment equal to the amount of annual bonus that was accrued through the date of termination for the year in which employment ends.

In the event that Mr. Jermasek’s employment is terminated due to his death or disability, he will be entitled to receive (i) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (ii) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends; and (iii) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

In the event that Mr. Jermasek’s employment is terminated by the Company without cause or if he resigns for “good reason,” in each case within twelve (12) months following a change in control, Mr. Jermasek is entitled to (i) a cash payment equal to his annual base salary; (ii) continuation of health benefits; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; and (iv) a lump sum payment equal to the amount of annual bonus that was accrued through the date of termination for the year in which employment ends; and (v) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

 Equity Grant Practices

2018 Equity Incentive Plan

In 2018, we adopted the 2018 Equity Incentive Plan (“2018 Plan”) which allowed for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and restricted stock units to the employees, members of the board of directors and consultants of the Company. As of July 15, 2021, no further awards may be issued under the 2018 Plan due to the adoption of the Company’s 2021 Plan (as defined below).

2019 Stock Option Plan

In October 2019, we adopted the 2019 Stock Option Plan (“2019 Plan”) which allowed for the granting of incentive stock options and non-qualified stock options to the employees, members of the board of directors and consultants of the Company. As of July 15, 2021, no further awards may be issued under the 2019 Plan due to the adoption of the Company’s 2021 Plan (as defined below).

Amended and Restated 2021 Omnibus Equity Incentive Plan

On July 15, 2021, in connection with the completion of the Company’s initial public offering, the Company adopted a new comprehensive equity incentive plan, the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”). Following the effective date of the 2021 Plan, no further awards may be issued under the 2018 Plan or the 2019 Plan (collectively, the “Prior Plans”). However, all awards under the Prior Plans that are outstanding as of the effective date of the 2021 Plan will continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreements. The 2021 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards.

On April 17, 2023, our Board of Directors approved the Amended and Restated 2021 Plan (“Restated 2021 Plan”), which Amended Plan was approved by our stockholders at the 2023 Annual Meeting to approve the Amended Plan increasing shares available for issuance under the Amended Plan in order to attract and retain such employees.

On April 6, 2024, our Board of Directors approved the Second Amended and Restated 2021 Plan (“Second Restated 2021 Plan”) which Second Restated 2021 Plan was approved by our stockholders at the 2024 Annual Meeting to approve the Second Restated 2021, which includes an annual evergreen increase provision which increases shares available for issuance under the Second Restated 2021 Plan on an annual basis in order to attract and retain such employees.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements described above, the Company, through the Board, has the discretion to determine the amounts of the annual incentive bonus payments which executives may receive.

401(k) Plan and other Employee Benefit Plans

The Company maintains a defined contribution employee retirement plan, or 401(k) plan, for its employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. The Company will match each participant’s contribution at 100% up to 4% of the employee’s eligible compensation. Employees, including the named executive officers, are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In addition, all of our full-time employees, including the named executive officers, are eligible to participate in our health and welfare plans, including medical, dental, and vision benefits, health and dependent care flexible spending accounts, and disability and life insurance.

Perquisites

We do not view perquisites or other personal benefits as a significant component of our executive compensation program and do not provide material perquisites or personal benefits to our named executive officers.

Potential Payments Upon Termination or Change In Control

Other than the provisions of the executive severance benefits to which our named executive officers would be entitled to on December 31, 2024 as set forth above, we have no liabilities under termination or change in control conditions. We do not have a formal policy to determine executive severance benefits. Each executive severance arrangement is negotiated on an individual basis.

The table below estimates the current value of amounts payable to our named executive officer in the event that a termination of employment occurred on December 31, 2024. The closing price of our common stock, as reported on The Nasdaq Capital Market, was $0.79 on December 29, 2024. The following table excludes certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the named executive officer’s qualifying separation from our Company. The table is merely an illustrative example of the impact of a hypothetical termination of employment or change in control and qualifying termination. The amounts that would actually be paid upon a termination of employment can only be determined at the time of such termination, based on the fact and circumstances then prevailing.

Shalabh Gupta

	Termination (1)
	By Unicycive Therapeutics Without Cause Outside a Change In Control (2)	By Unicycive Therapeutics Without Cause or by Dr. Shalabh Gupta for Good Reason in Connection with a Change In Control (2)
Value of Equity Securities Accelerated	$316,000	$316,000
Cash Payments	2,288,000	2,860,000
Total Cash Benefits and Payments	$2,604,000	$3,176,000

(1)	Relates to the termination of the Shalabh Gupta Employment Agreement: (a) by us without cause other than within 12 months following a change of control that was pending during such 12 month period, (b) by Dr. Gupta for good reason other than within 12 months following a change of control, or (c) by us without cause at any time upon or within 12 months following a change of control.

(2)	Reflects the intrinsic value of the accelerated stock options (calculated using the “spread” between the exercise price of each stock option and the closing market price of the underlying securities on the last business day of the last completed fiscal year) Dr. Gupta is entitled to pursuant to the Shalabh Gupta Employment Agreement in the event that Dr. Gupta’s employment is terminated.

Pramod Gupta

	Termination (1)
	By Unicycive Therapeutics Without Cause Outside a Change in Control (2)	By Unicycive Therapeutics Without Cause or by Dr. Pramod Gupta for Good Reason in Connection with a Change in Control (2)
Value of Equity Securities Accelerated	$98,000	$98,000
Cash Payments	936,000	936,000
Total Cash Benefits and Payments	$1,034,000	$1,034,000

(1)	Relates to the termination of the Pramod Gupta Employment Agreement: (a) by us without cause other than within 12 months following a change of control that was pending during such 12 month period, (b) by Dr. Gupta for good reason other than within 12 months following a change of control, or (c) by us without cause at any time upon or within 12 months following a change of control.

(2)	Reflects the intrinsic value of the accelerated stock options (calculated using the “spread” between the exercise price of each stock option and the closing market price of the underlying securities on the last business day of the last completed fiscal year) Dr. Gupta is entitled to pursuant to the Pramod Gupta Employment Agreement in the event that Dr. Gupta’s employment is terminated.

Doug Jermasek

	Termination (1)
	By Unicycive Therapeutics Without Cause Outside a Change in Control (2)	By Unicycive Therapeutics Without Cause or by Mr. Jermasek for Good Reason in Connection with a Change in Control (2)
Value of Equity Securities Accelerated	$99,000	$99,000
Cash Payments	453,750	453,750
Total Cash Benefits and Payments	$552,750	$552,750

(1)	Relates to the termination of the Doug Jermasek Employment Agreement: (a) by us without cause other than within 12 months following a change of control that was pending during such 12 month period, (b) by Mr. Jermasek for good reason other than within 12 months following a change of control, or (c) by us without cause at any time upon or within 12 months following a change of control.

(2)	Reflects the intrinsic value of the accelerated stock options (calculated using the “spread” between the exercise price of each stock option and the closing market price of the underlying securities on the last business day of the last completed fiscal year) Mr. Jermasek is entitled to pursuant to the Doug Jermasek Employment Agreement in the event that Mr. Jermasek’s employment is terminated.

Outstanding Equity Awards at December 31, 2024

 The following table provides information regarding awards held by each of our named executive officers that were outstanding as of December 31, 2024.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) (Exercisable)		Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Shalabh Gupta, M.D.,	116,279	(1)	-	5.00	7/2031
Chief Executive Officer	44,791	(2)	41,209	0.75	11/2032
	2,049,589	(3)	2,635,186	0.75	8/2033
	-	(4)	1,319,583	1.14	4/2034
	-	(5)	232,868	0.34	8/2034

Pramod Gupta, Ph.D.,	52,326	(6)	-	3.27	10/2029
Executive VP Pharmaceutical and Business Operations	23,256	(7)	-	3.27	12/2029
	58,140	(8)	-	3.27	4/2030
	21,802	(9)	1,454	7.01	3/2031
	34,884	(10)	-	5.00	7/2031
	14,583	(11)	13,417	0.75	11/2032
	592,812	(12)	762,188	0.75	8/2033
	-	(13)	463,250	1.14	4/2034
	-	(14)	81,750	0.34	8/2034

Doug Jermasek,	79,166	(15)	20,834	2.56	10/2031
Executive VP, Corporate Strategy	28,645	(16)	26,355	0.75	11/2032
	592,812	(17)	762,188	0.75	8/2033
	-	(18	463,250	1.14	4/2034
	-	(19)	81,750	0.34	8/2034

(1)

Dr. Shalabh Gupta was granted 116,279 options on July 15, 2021. Provided Dr. Gupta remains a service provider to the Company, the shares vest as follows: one third of the shares vest and become exercisable on each of the first, second, and third anniversaries of the date of grant.

(2)

Dr. Shalabh Gupta was granted 86,000 options on November 21, 2022. Provided Dr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(3)

Dr. Shalabh Gupta was granted 4,684,775 options on August 28, 2023. Provided Dr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(4)

Dr. Shalabh Gupta was granted 1,319,583 options on April 15, 2024. Provided Dr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(5)

Dr. Shalabh Gupta was granted 232,868 options on August 12, 2024. Provided Dr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(6)

Dr. Pramod Gupta was granted 52,326 options on October 1, 2019. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(7)

Dr. Pramod Gupta was granted 23,256 options on December 30, 2019. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(8)

Dr. Pramod Gupta was granted 58,140 options on April 6, 2020. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(9)	Dr. Pramod Gupta was granted 23,256 options on March 1, 2021. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(10)

Dr. Pramod Gupta was granted 34,884 options on July 15, 2021. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: one third of the shares vest and become exercisable on each of the first, second, and third anniversaries of the date of grant.

(11)

Dr. Pramod Gupta was granted 28,000 options on November 21, 2022. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(12)	Dr. Pramod Gupta was granted 1,355,000 options on August 28, 2023. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(13)

Dr. Pramod Gupta was granted 463,250 options on April 15, 2024. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(14)

Dr. Pramod Gupta was granted 81,750 options on August 12, 2024. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(15)

Mr. Jermasek was granted 100,000 options on October 20, 2021. Provided Mr. Jermasek remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(16)

Mr. Jermasek was granted 55,000 options on November 21, 2022. Provided Mr. Jermasek remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(17)

Mr. Jermasek was granted 1,355,000 options on August 28, 2023. Provided Mr. Jermasek remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(18)

Mr. Jermasek was granted 463,250 options on April 15, 2024. Provided Mr. Jermasek remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(19)	Mr. Jermasek was granted 81,750 options on August 12, 2024. Provided Mr. Jermasek remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

Non-Employee Director Compensation

The following table sets forth the total compensation paid or accrued during the year ended December 31, 2024 for each person who served as an independent non-employee director. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2024. Directors who are also employees do not receive cash or equity compensation for service on our Board of Directors in addition to compensation payable for their service as employees of the Company. Directors are reimbursed for out-of-pocket expenses incurred for reasonable travel and other business expenses in connection with their service as directors.

Name	Fees earned or paid in cash ($) (1)	Stock Awards ($)	Option awards ($)	Total $
Sandeep Laumas, M.D.	64,375	-	-	64,375

Gaurav Aggarwal, M.D.	59,375	-	-	59,375

Saraswati Kenkare-Mitra, Ph.D.	55,375	-	-	55,375

(1)	The amounts in this column reflect the annual cash retainer payments earned for service as a non-employee director during 2024. Dr. Laumas was paid $64,375 as compensation for services as a member of the board of directors, chairman of the audit committee, member of the compensation committee and member of the nomination and corporate governance committee. Dr. Aggarwal was paid $59,375 as compensation for services, as a member of the board of directors, chairman of the compensation committee, member of the audit committee and member of the nomination and corporate governance committee. Dr. Kenkare-Mitra was paid was paid $55,375 as compensation for services, as a member of the board of directors, chairman of the nomination and corporate governance committee, member of the audit committee and member of the compensation committee.

Non-Employee Director Compensation Policy

We adopted a director compensation policy in April 2021 (the “Director Compensation Policy”). Beginning July 15, 2021, non-employee directors are entitled to receive $40,000 cash compensation per year for their service on the Board of Directors plus $15,000, $10,000, and $8,000 per year for service as a chairperson of the audit, compensation, or nominating and corporate governance committees, respectively. In addition, directors receive $7,500, $5,000, and $4,000 per year for service as a member (other than chairperson) of the audit, compensation, or nominating and corporate governance committees, respectively. On an annual basis, non-employee directors are entitled to receive an equity award valued at $50,000, which, subject to the non-employee director’s continued service, shall vest upon the one-year anniversary of the date of grant. The directors also receive reimbursement for expenses for reasonable travel expenses and other business expenses to attend board and committee meetings.

EQUITY COMPENSATION PLAN INFORMATION

We have one active equity compensation plan, the Second Restated 2021 Plan that was adopted on June 20, 2024. The Second Restated 2021 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. We have reserved an aggregate 33,129,159 shares of common stock for issuance under the Second Restated 2021 Plan (approximately 7,433,327 shares remain available for issuance as of December 31, 2024), subject to adjustment for stock dividends, reorganizations, or other changes in our capital structure. Shares underlying any portion of an award that is cancelled, terminates, expires, or lapses for any reason are generally returned to the available pool under the Second Restated 2021 Plan. Shares attributable to (a) shares of common stock upon the exercise of incentive stock options that are subsequently forfeited or repurchased, or (b) awards transferred under any award transfer program, shall not again be available for grant under the Second Restated 2021 Plan.

We also have two inactive Prior Plans. Following the effective date of the 2021 Plan on July 15, 2021, no further awards may be issued under the Prior Plans. However, all awards under the Prior Plans that are outstanding as of the effective date of the 2021 Plan will continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreements.

The following table sets forth the aggregate number of shares of common stock subject to outstanding options, RSUs, warrants and other convertible securities into share rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants under the Second Restated 2021 Plan and the Prior Plans as of December 31, 2024.

Plan Category	(A) Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (1)	(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(C) Number of Shares Remaining Available For Future Issuance Under Equity Incentive Plans (Excluding Shares Reflected in Column (A))
Equity incentive plans approved by stockholders	13,692,905	1.00	7,433,327
Equity incentive plans not approved by stockholders	-	-	-
TOTAL	13,692,905		7,433,327

(1)

Includes 21,765 shares subject to outstanding RSUs under the Restated 2021 Plan. The weighted average exercise price in column (B) does not take these RSUs into account. Includes 420,747 shares of common stock subject to outstanding options granted from the Prior Plans and 13,250,393 shares of common stock subject to outstanding options granted from the 2021 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of shares of our common stock, Series A Preferred Stock and Series B Preferred Stock as of the Record Date by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Percentage ownership of our common stock is based on [      ] shares of our common stock outstanding on the Record Date; percentage ownership of our Series A-2 Prime Preferred Stock is based on 5,464.21 shares of our Series A-2 Prime Preferred Stock outstanding on the Record Date and 3,000 shares of Series B-2 Preferred Stock outstanding on the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of the Record Date to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned		Shares of Series A-2 Prime Preferred Stock Beneficially Owned		Percentage of Series A-2 Prime Preferred Stock Beneficially Owned	Shares of Series B-2 Preferred Stock Beneficially Owned		Percentage of Series B-2 Preferred Stock Beneficially Owned
Directors and Named Executive Officers (1):
Shalabh Gupta, M.D.	[9,305,037	](2)	[ ]	%	-		*	-		*
Doug Jermasek	[1,424,965	](3)	[ ]	%	-		*	-		*
Gaurav Aggarwal, M.D.	180,000	(4)	*		-		-	-		*
Sandeep Laumas, M.D.	180,522	(5)	*		-		-	-		*
Pramod Gupta, Ph.D.	[1,217,256	](6)	[ ]	%	-		*	-		*
Saraswati Kenkare-Mitra	180,000	(7)	*		-		-	-		*
All Named Executive Officers and Directors as a Group (7 persons)	[12,922,226	]	[ ]	%	-		*	-		*

5% Stockholders:
Rosalind Advisors, Inc.	8,577,420	(8)	[6.81	]%	-		*	-		*
Entities affiliated with Nantahala Capital Management, LLC	[12,243,134	](9)	9.99%		2,265.00	(10)	41.45%	-		*
Vivo Opportunity Fund Holdings, L.P.	[12,023,835	](11)	9.99%		3,199.21		58.55%	-		*
Entities affiliated with BVF Inc.	[13,285,781	](12)	9.99%		-		*	-		*
RA Capital Healthcare Fund, L.P.	[13,285,781	](13)	9.99%		-		*	-		*
Logos Opportunities Fund III LP	[12,722,083	](14)	9.99%		-		*	-		*
Entities affiliated with Great Point Partners LLC	[12,067,137	](15)	9.99%		-		*	3,000	(16)	100%
Entities affiliated with Octagon Investments GP, LLC	10,000,000	(17)	[7.71	]%	-		*	-		*

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022.

(2)	Includes 2,508,832 shares of common stock issuable upon exercise of vested stock options and 556,170 shares of common stock issuable upon exercise of stock options that will vest within 60 days of the Record Date. Also includes (i) 79,252 shares of Common Stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-3 Preferred Stock; (ii) 72,047 shares of Common Stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-4 Preferred Stock, and (iii) 115,275 shares of Common Stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-5 Preferred Stock.

(3)	Includes 794,998 shares of common stock issuable upon exercise of vested stock options and 188,381 shares of common stock issuable upon exercise of stock options that will vest within 60 days of the Record Date. Also includes 79,252 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-3 Preferred Stock, 72,047 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-4 Preferred Stock, and 115,275 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-5 Preferred Stock.

(4)	Includes 180,000 shares of common stock issuable upon exercise of vested stock options.

(5)	Includes 74,707 shares of common stock issuable upon exercise of vested stock options.

(6)	Includes 885,694 shares of common stock issuable upon exercise of vested stock options and 183,089 shares of common stock issuable upon exercise of stock options that vest within 60 days of the Record Date. Also includes 31,700 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-3 Preferred Stock, 28,818 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-4 Preferred Stock, and 46,110 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-5 Preferred Stock.

(7)	Includes 180,000 shares of common stock issuable upon exercise of vested stock options.

(8)	Based on a Schedule 13G/A filed with the SEC on January 20, 2022, reporting beneficial ownership as of December 31, 2021. Includes (i) 1,829,139 shares of Common Stock issuable upon conversion of [987.73506] shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; (ii) 1,662,853 shares of Common Stock issuable upon conversion of 981.08327 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (ii) 2,660,565 shares of Common Stock issuable upon conversion of 1,968.81810 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants. Each of Rosalind Advisors, Inc., Rosalind Master Fund, L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these shares. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 175 Bloor Street East, Suite 1316, North Tower, Toronto, Ontario M4W 3R8, Canada. The address for Rosalind Master Fund, L.P. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(9)	Based on a Schedule 13G/A filed with the SEC on December 20, 2024. Includes [2,848,875] shares of Common Stock issuable upon conversion of [1,395.94875] shares of Series A-2 Prime Convertible Preferred Stock. Each of Nantahala Capital Management, LLC, Wilmot B. Harkey and Daniel Mack have shared voting and dispositive power with respect to these shares. Nantahala Capital Management LLC is the General Partner of Nantahala Capital Partners LP and Nantahala Capital Partners II LP, the Investment Manager of NCP RFM LP, and Sub Advisor to Blackwell Partners LLC -Series A and Pinehurst Partners, LP. The address of these stockholders is 130 Main St. 2nd Floor, New Canaan, CT 06840. Excludes (i) [1,773,574] shares of Common Stock issuable upon conversion of [869.0513] shares of Series A-2 Prime Convertible Preferred Stock; (ii) 9,144,110 shares of Common Stock issuable upon conversion of 4,937.8194 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; (iii) 8,312,827 shares of Common Stock issuable upon conversion of 4,904,56793 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (iv) 13,300,523 shares of Common Stock issuable upon conversion of 9,842.38702 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(10)

Consists of 1,800.00 shares of Series A-2 Prime Preferred Stock held of record by Blackwell Partners LLC – Series A, and 465.00 shares of Series A-2 Prime Preferred Stock held of record by Pinehurst Partners, L.P.  Wilmot Harkey, as the Manager of Nantahala Capital Management, LLC may also be deemed to beneficially own such securities. The parties hold shared voting and dispositive power over such shares. The business address for Nantahala Capital Partners II Limited Partnership, Nantahala Capital Partners Limited Partnership, and NCP RFM LP is 130 Main St., 2nd Floor, New Canaan, CT 06840. The business address for Blackwell Partners LLC – Series A is 280 South Mangum Street, Suite 210, Durham, NC 27701. The business address for Pinehurst Partners, L.P. is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.

(11)

Based on a Schedule 13G/A filed with the SEC on November 14, 2024. Includes [653,383] shares of Common Stock issuable upon conversion of [320.30467] shares of Series A-2 Prime Convertible Preferred Stock. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. Excludes (i) [5,875,317] shares of Common Stock issuable upon conversion of [2,878.90533] shares of Series A-2 Prime Convertible Preferred Stock; (ii) 12,802,388 shares of Common Stock issuable upon conversion of 6,913.28952 shares of SeriesA-3 Convertible Preferred Stock underlying Tranche A Warrants; (ii) 11,638,534 shares of Common Stock issuable upon conversion of 6,866.73506 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (v) 18,621,655 shares of Common Stock issuable upon conversion of 13,780.02470 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(12)

Based on a Schedule 13G/A filed with the SEC on November 14, 2024. Includes (i) 9,144,110 shares of Common Stock issuable upon conversion of 4,937.81940 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; and (ii) 4,141,671 shares of Common Stock issuable upon conversion of 2,443,58589 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants. Mark Lampert, as the President of BVF Inc., and Chief Executive Officer of certain entities affiliated with BVF Inc., including Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP and MSI BVF SPV, LLC, may also be deemed to beneficially own such securities. The parties hold shared voting and dispositive power over such shares. The business address of each entity affiliated with BVF Inc. and Mr. Lampert is 44 Montgomery St, 40th Floor, San Francisco, CA 94104. Excludes (i) 4,171,156 shares of Common Stock issuable upon conversion of 2,460.98204 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (ii) 13,300,523 shares of Common Stock issuable upon conversion of 9,842.38702 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(13)

Based on a Schedule 13G/A filed with the SEC on February 14, 2025, reporting beneficial ownership as of December 31, 2024. Includes 10,973,249 shares of Common Stock issuable upon conversion of 5,925.55446 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants and (ii) 2.312,532 shares of Common Stock issuable upon conversion of 1,364.3938 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants. RA Capital Healthcare Fund GP, LLC is the general partner of RA Capital Healthcare Fund, L.P. (the “Fund”). The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Act, of any securities of the Issuer held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the shares of the Issuer’s Common Stock reported herein. The address of RA Capital Healthcare Fund, L.P. is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, MA 02116. Excludes (i) 7,663,149 shares of Common Stock issuable upon conversion of 4,521.2579 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (ii) 15,961,089 shares of Common Stock issuable upon conversion of 11,811.20586 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(14)

Based on a Schedule 13G/A filed with the SEC on November 14, 2024. Includes (i) 3,658,278 shares of Common Stock issuable upon conversion of 1,975.47012 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; (iii) 3,327,707 shares of Common Stock issuable upon conversion of 1,962.16713 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants and (iii) [659,171] shares of Common Stock issuable upon conversion of [487.78654] shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants. Graham Walmsley is the Managing Member of Logos Opportunities Fund III LP. The business address of Logos Opportunities Fund III LP is 1 Letterman Drive, Suite C3-350, Bldg. C, San Francisco, CA 94129. Excludes [4,661,960] shares of Common Stock issuable upon conversion of [3,449.850]4 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(15)

Based on a Schedule 13G/A filed with the SEC on February 14, 2025, reporting beneficial ownership as of December 31, 2024. Includes [1,087,137] shares of Common Stock issuable upon conversion of [1,087.137] shares of Series B-2 Convertible Preferred Stock. Excludes [1,912,863] shares of Common Stock issuable upon conversion of [1,912.863] shares of Series B-2 Convertible Preferred Stock as the conversion of such preferred stock is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock. Great Point Partners LLC is the Investment Manager of Biomedical Value Fund LP and Biomedical Offshore Value Fund LP, the owners of the Common Stock and Series B-2 Preferred Stock referenced above. Tavi Yehudai as the Managing Director of Great Point Partners LLC. The address of the shareholders is 165 Mason Street, 3rd Floor, Greenwich, CT 06830

(16)	Consists of 1,777 shares of Series B-2 Preferred Stock held by Biomedical Value Fund LP, and 1,223 shares of Series B-3 Preferred Stock held by Biomedical Offshore Value Fund LP.
(17)	Octagon Investments GP, LLC controls Octagon Investments Master Fund LP and Ting Jia as managing member of Octagon Investments GP LLC has voting and investment control over the securities held by Octagon Investments Master Fund LP. The address is 654 Madison Avenue, 21st Floor, New York, NY 10065.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons timely met all of the applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2024.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING

DECEMBER 31, 2025

The Board has appointed Grassi & Co., CPAs, P.C.(“Grassi”) to serve as our independent registered public accounting firm for the year ending December 31, 2025. Grassi has acted as our auditor since August 28, 2023.

A representative of Grassi is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Unicycive Therapeutics. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of our accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Resignation of Independent Registered Public Accounting Firm.

On July 25, 2023, Mayer Hoffman McCann P.C. (“MHM”), notified the Audit Committee of the Board of Directors of Unicycive Therapeutics, Inc. (the “Company”) that MHM has decided to resign as the independent registered public accounting firm of the Company effective upon the earlier of (i) when the Company engages a new independent registered public accounting firm, (ii) the filing of the Company’s June 2023 Form 10-Q or (iii) August 20, 2023.

The report of MHM on the Company’s financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal year ended December 31, 2022 and the subsequent interim period through July 25, 2023, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of MHM would have caused MHM to make reference thereto in their report on the financial statements for such year. The Company disclosed in its Form 10-K for the fiscal year ended December 31, 2022 that its internal control over financial reporting was not effective as of December 31, 2022 due to a material weakness in our internal controls resulting from the lack of adequate staffing levels and expertise of unusual or infrequent transactions with complex or infrequently applied accounting topics.

Newly Appointed Independent Registered Public Accountant

On August 28, 2023, the Company appointed Grassi as the Company’s new independent registered public accounting firm effective as of August 28, 2023, subject to Grassi’s completion of its client acceptance process.

The Audit Committee of the board of directors of the Company approved the appointment of Grassi.

During the fiscal year ended December 31, 2022 and the interim period from January 1, 2023 through August 28, 2023, neither the Company, nor anyone acting on its behalf, consulted with Grassi regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Grassi did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed by Grassi and our prior auditor, MHM. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

	2023	2024

Audit fees	$343,137	$359,625
Audit related fees	118,861	175,606
Tax fees	-	-
All other fees	-	-
Total	$461,998	$535,231

Audit Fees: Fees for audit services on an accrued basis.

Audit-Related Fees: Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements. For 2023 and 2024, Audit-Related Fees consisted of comfort letters, and consents for registration statement filings, and material transaction services.

Tax Fees: Fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: All other fees billed by the auditor for products and services not included in the foregoing categories.

 Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2023 and 2024 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Required Vote

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Grassi.

Proposal No. 2 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRASSI & CO., CPAS, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL NO. 3

APPROVAL OF THE REVERSE STOCK SPLIT

On April 15, 2025, our board of directors approved an amendment to our Amended and Restated Certificate of Incorporation to combine the outstanding shares of our common stock into a lesser number of outstanding shares. If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty (1-for-20) split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Stock Split, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Our board of directors may determine to effect the Reverse Stock Split, if it is approved by our stockholders, even if the other proposals to be acted upon at this Annual General Meeting are not approved.

The proposed form of amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is attached as Exhibit A to this Proxy Statement. Any amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

Currently, our Common Stock is listed on Nasdaq under the symbol “UNCY.” Nasdaq Listing Rule 5550(a)(2) requires that our Common Stock must maintain a minimum bid price in excess of $1.00 per share (the “Minimum Bid Price Requirement”). Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive trading days. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq, including the Minimum Bid Price Requirement.

On July 9, 2024, the Company received written notice (the “Notice”) from the Nasdaq Stock Market, LLC (“Nasdaq”) indicating that the bid price its common stock, for the last 30 consecutive business days, had closed below the minimum $1.00 per share and, as a result, the Company was not in compliance with the $1.00 minimum bid price requirement for the continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2).

In accordance with the Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days, or until January 6, 2025, to regain compliance with the minimum bid price requirement.

As of January 6, 2025, the Company had not regained compliance with the minimum bid price requirement. On January 7, 2025, Nasdaq notified the Company that it would have an additional 180 calendar days, or until July 7, 2025, to regain compliance.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Effective Increase of Authorized and Unissued Shares

Under our Charter, we are authorized to issue 400,000,000 shares of Common Stock. As of March 31, 2025, we had 119,705,026 shares of Common Stock outstanding. In addition, as of March 31, 2025:

●	4,784,193 shares of our Common Stock were reserved for issuance upon exercise of our outstanding warrants;

●	13,802,905 shares of our Common Stock were reserved for issuance upon exercise of outstanding options and/or restricted stock units under our equity incentive plans;

●	19,676,490 shares of our Common Stock were reserved for future option grants and/or restricted stock unit issuance;

●	47,852,430 shares of our Common Stock were reserved permit full conversion of the Series A-3 Convertible Preferred Stock issuable upon exercise of the Amended Tranche A Warrants;

●	43,502,206 shares of our Common Stock were reserved permit full conversion of the Series A-3 Convertible Preferred Stock issuable upon exercise of the Amended Tranche A Warrants;

●	69,603,531 shares of our Common Stock were reserved permit full conversion of the Series A-3 Convertible Preferred Stock issuable upon exercise of the Amended Tranche A Warrants;

●	43,875,043 share of our common stock were reserved in connection with our Sales Agreement with Guggenheim Securities LLC

●	11,151,449 shares of our common stock were reserved for issuance upon the conversion of outstanding Series A-2 Prime Preferred Stock; and

●	3,000,000 shares of our common stock were reserved for issuance upon the conversion of outstanding Series B-2 Preferred Stock.

Based upon the foregoing number of outstanding and reserved shares of Common Stock, we have 23,046,727 shares of Common Stock remaining available for other purposes.

Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced, which will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. This effective increase in the number of shares available for issuance will provide the Board with the authority, without further action of the stockholders, to issue additional shares of Common Stock from time to time in such amounts as the Board deems necessary. Without limitation of the foregoing, additional shares may be issued in connection with (1) future merger and acquisition transactions, strategic collaborations and partnerships and/or licensing arrangements involving the issuance of our securities, (2) future capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets; (3) the provision of equity incentives to employees, officers, directors or consultants; and (4) other corporate purposes.

Potential Effects of the Reverse Stock Split

Generally

The Reverse Stock Split may make our common stock more attractive and cost-effective investment to a broader range of investors, which in turn would enhance the liquidity of the holders of common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, however, the Company continues to explore all available strategic options.

If the Reverse Stock Split is effected, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

After Each Reverse Split Ratio

The following table contains the approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a one-for-two (1:2), one-for-ten (1:10), and one-for-twenty (1:20) Reverse Stock Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of March 31, 2025.

	Current	1:2	1:10	1:20
Common Stock Authorized	400,000,000	400,000,000	400,000,000	400,000,000
Common Stock Issued and Outstanding	119,705,026	59,852,513	11,970,503	5,985,252
Number of Shares of Common Stock Reserved for Issuance	257,089,941	128,544,971	25,708,994	12,854,497
Number of Shares of Common Stock Authorized but Unissued and Unreserved	23,205,033	211,062,516	362,320,506	381,160,251
Price per share, based on the closing price of our Common Stock on March 31, 2025	$0.5750	$1.15	$5.75	$11.50

 The Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock because the number of authorized shares of our common stock will not be reduced. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include: stockholders may experience further dilution of their ownership; stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders; the additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; the issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the board of directors. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequence.

Effect on Par Value of our Common Stock

The Reverse Stock Split will not affect the par value of our common stock, which will remain at $0.001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.

Effect on Preferred Stock

The Reverse Stock Split will not affect the authorized number or par value of our preferred stock, which will remain at 10,000,000 and $0.001, respectively. We currently have two series of preferred stock issued and outstanding, the Series A Preferred Stock and the Series B Preferred Stock.

Series A Preferred Stock

If the Reverse Stock Split is effected, any outstanding shares of Series A Preferred Stock entitling their holders to convert such preferred shares into our shares of our common stock will have their Conversion Price will be adjusted by multiplying then then existing Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of our common stock outstanding immediately after such event. As a result of this increase in the Conversion Price, the number of shares of our common stock issuance upon conversion will be reduced pursuant to such increased conversion price Each share of Series A Preferred stock is convertible into a number of shares of Common Stock equal to the quotient of $1,000 divided by the conversion price then in effect, which is currently $0.49.   As of March 31, 2025, there were 5,464.21 shares of Series A Preferred Stock outstanding convertible into 11,151,449 shares of Common Stock.  If the board determined to effectuate a 1-for-10 Reverse Stock Split, and the conversion price for the series A preferred stock increased to $4.90 as a result, the 5,464.21 outstanding shares of series A preferred stock would be convertible into 1,115,145 shares of our common stock.

Series B Preferred Stock

If the Reverse Stock Split is effected, any outstanding shares of Series B Preferred Stock entitling their holders to convert such preferred shares into our shares of our common stock will have their Conversion Price will be adjusted by multiplying then then existing Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of our common stock outstanding immediately after such event. As a result of this increase in the Conversion Price, the number of shares of our common stock issuance upon conversion will be reduced pursuant to such increased conversion price Each share of Series B Preferred stock is convertible into a number of shares of Common Stock equal to the quotient of $1,000 divided by the conversion price then in effect, which is currently $1.00.   As of March 31, 2025, there were 3,000 shares of Series B Preferred Stock outstanding convertible into 3,000,000 shares of Common Stock.  If the board determined to effectuate a 1-for-10 Reverse Stock Split, and the conversion price for the series A preferred stock increased to $10.00 as a result, the 3,000 outstanding shares of series B preferred stock would be convertible into 300,000 shares of our common stock.

Effect on our Equity Incentive Plan and Outstanding Awards

We previously granted stock options and other awards under the Plan, as amended. As of March 31, 2025, there were approximately 13,382,158 shares of common stock subject to outstanding awards granted under the Plan and approximately 19,676,490 shares remained available under the Plan for future awards.

The Plans provide that in the event of a stock split or reverse stock split, the number of shares subject thereto (i) each right to shares granted pursuant to the Plans and the underlying common shares and (ii) outstanding awards, will each be appropriately and proportionately adjusted. Accordingly, if the reverse stock split is effected, these proportionate adjustments will be effected.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If our stockholders approve this proposal, and if our board of directors determines that it is in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split, we will file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to effect the Reverse Stock Split. As of the effective time of the Reverse Stock Split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the Reverse Stock Split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Beneficial Owners

If the Reverse Stock Split is effected, we intend to treat shares held by stockholders through a bank, broker, or other nominee in the same manner as shares held by stockholders of record. Banks, brokers, and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners holding our common stock in street name. However, these banks, brokers, and other nominees may have different procedures for processing the Reverse Stock Split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.

Registered “Book-Entry” Holders of Common Stock

If the Reverse Stock Split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their shares of post-reverse stock split common stock.

Accounting Matters

The Reverse Stock Split will not affect the per share par value of our common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. Holders (as defined below) with respect to the Reverse Stock Split, if effected. This summary does not attempt to describe all possible federal or other tax consequences of such actions nor does it address the particular circumstances of any U.S. Holder of shares of the Company’s common stock. In addition, it does not describe any state, local or non-U.S. tax consequences.

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of shares of the Company’s common stock that are U.S. Holders (as defined below) who hold such stock as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. In addition, except as specifically set forth below, this discussion does not discuss applicable tax reporting requirements.

This discussion does not address all aspects of federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, underwriters, or other financial institutions; (iii) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) S corporations (and shareholders therein); (viii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (ix) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (x) persons holding shares of the Company’s common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated transaction; (xi) persons who acquire shares of the Company’s common stock in connection with employment or other performance of services including pursuant to the exercise of compensatory stock options or the vesting of restricted shares of the Company’s common stock; (xii) persons who hold shares of the Company’s common stock as qualified small business stock within the meaning of Section 1202 of the Code; (xiii) U.S. expatriates or former long-term residents of the U.S.; (xiv) holders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of the Company’s stock; (xv) holders that are subject to special tax accounting rules; or (xvi) holders that hold their common shares in connection with a trade or business, permanent establishment, or fixed base outside the United States or that are otherwise subject to taxing jurisdictions other than, or in addition to, the U.S. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. U.S. Holders that are subject to special provisions under the Code, including, but not limited to, U.S. Holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. federal alternative minimum, U.S. federal net investment income, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences relating to the Reverse Stock Split.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Company’s common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisor regarding the U.S. federal income tax consequences arising from and relating to the Reverse Stock Split. This summary does not discuss any U.S. federal income tax consequences applicable to holders of Series A Preferred Stock, Company warrants or any other convertible or exchangeable Company securities. Holders of Series A Preferred Stock, Company warrants or any other convertible or exchangeable Company securities should consult their own tax advisors regarding the U.S. federal, state and local and non-U.S. tax consequences of the Reverse Stock Split and any related transactions to them in light of their own particular circumstances.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

This summary does not address the tax consequences of transactions effected prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not such transactions are undertaken in connection with the Reverse Stock Split).

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Provided the Reverse Stock Split qualifies as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss upon the receipt of the Company’s common stock in the Reverse Stock Split except with respect to any additional fractions of a share of the Company’s common stock received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of the Company’s common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Company’s common stock surrendered, and such U.S. Holder’s holding period in the shares of the Company’s common stock received should include the holding period in the shares of the Company’s common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s common stock surrendered to the shares of the Company’s common stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of the Company’s common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

As described above under “Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Stock Split. Instead, if the Reverse Stock Split would result in a U.S. Holder receiving fractional shares, the number of shares to be issued to such U.S. Holder will be rounded up to the nearest whole share. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of the Company’s common stock are not clear. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock.

Dissenters’ Rights

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Required Vote

Proposal No. 3 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors is comprised entirely of independent directors who meet the independence requirements of NASDAQ and the SEC. The Audit Committee operates pursuant to a charter that is available on our website at https://ir.unicycive.com/corporate-governance/governance-documents under Investor Relations – Governance.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent registered public accounting firm, Grassi & Co. CPAs, P.C. (“Grassi”), is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

The Audit Committee reviewed and discussed with management and Grassi the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2024. The Audit Committee also discussed with Grassi matters required to be discussed by the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from Grassi required by applicable requirements of the Public Company Accounting Oversight Board regarding Grassi’s communications with the Audit Committee concerning independence, and has discussed with Grassi its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements discussed above be included in Unicycive’s annual report on Form 10-K for the year ended December 31, 2024 for filing with the SEC. The Audit Committee has also reappointed Grassi to serve as independent auditors for the fiscal year ending December 31, 2025, and requested that this appointment be submitted to our stockholders for ratification at their Annual Meeting.

Submitted by the Audit Committee
Dr. Sandeep Laumas, Chairman
Dr. Aggarwal
Dr. Saraswati Kenkare-Mitra

CERTAIN TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2023 and 2024 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this Annual Report on Form 10-K. We are not otherwise a party to a related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Loan from Chief Executive Officer and Stockholder

The Company received advances from our Chief Executive Officer and stockholder of $210,000 during February 2023. The Company repaid amounts owed to our Chief Executive Officer and stockholder of $210,000 plus approximately $1,000 in accrued interest during March 2023.

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of our total assets at year-end. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Unicycive Therapeutics will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

 Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (650) 351-4495, or submit a request in writing to our Secretary, c/o Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports and Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 may be obtained without charge by writing to the Secretary, Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022.

By Order of the Board of Directors

/s/ Shalabh Gupta, M.D.
Shalabh Gupta, M.D.
Chairman of the Board of Directors

April __, 2025

EXHIBIT A

CERTIFICATE OF AMENDMENT
to the
CERTIFICATE OF INCORPORATION
of
UNICYCIVE THERAPEUTICS, INC.

UNICYCIVE THERAPEUTICS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Unicycive Therapeutics, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on August 18, 2016, as amended on June 19, 2018, June 21, 2021 and June 21, 2024 ( the “Certificate of Incorporation”).

SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:

“Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each (    ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into (    ) fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the day of , 2025.

UNICYCIVE THERAPEUTICS, INC.

By:
Name:
Title:

[Common Stock Proxy Card]

PROXY CARD

UNICYCIVE THERAPEUTICS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE [       ], 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, John Townsend and Shalabh Gupta, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Unicycive Therapeutics, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June [       ], 2025 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June [       ], 2025 at 10:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022. The proxy statement and the 2024 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/uncy2025.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Unicycive Therapeutics, Inc. to be held at our offices located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, on June [       ], 2025, beginning at 10:00 a.m. Pacific Daylight Time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, and 3.

1. Election of Director Nominees	FOR	WITHHOLD

01- Dr. Gaurav Aggarwal	☐	☐
02- Dr. Shalabh Gupta	☐	☐
03- Dr. Sandeep Laumas	☐	☐
04- Dr. Saraswati Kenkare-Mitra	☐	☐

2. Ratification of the appointment of Grassi & Co. CPAs, P.C.as our independent registered public accounting firm for our fiscal year ending December 31, 2025	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the Annual Meeting without further approval or authorization of our stockholders	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2025

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to https://annualgeneralmeetings.com/uncy2025

Enter your control number (12 digit number located below)

2.	VIA MAIL:

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, NV 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on June [       ], 2025.

[Series A Preferred Stock Proxy Card]

PROXY CARD

UNICYCIVE THERAPEUTICS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE [       ], 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, John Townsend and Shalabh Gupta, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of Series A-2 Prime Convertible Preferred Stock of Unicycive Therapeutics, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June [       ], 2025 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June [       ], 2025 at 10:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022. The proxy statement and the 2024 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/uncy2025.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Unicycive Therapeutics, Inc. to be held at our offices located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, on June [       ], 2025, beginning at 10:00 a.m. Pacific Daylight Time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, and 3.

1. Election of Director Nominees	FOR	WITHHOLD

01- Dr. Gaurav Aggarwal	☐	☐
02- Dr. Shalabh Gupta	☐	☐
03- Dr. Sandeep Laumas	☐	☐
04- Dr. Saraswati Kenkare-Mitra	☐	☐

2. Ratification of the appointment of Grassi & Co. CPAs, P.C.as our independent registered public accounting firm for our fiscal year ending December 31, 2025	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the Annual Meeting without further approval or authorization of our stockholders	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2025

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to https://annualgeneralmeetings.com/uncy2025

Enter your control number (12 digit number located below)

2.	VIA MAIL:

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, NV 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on June [       ], 2025.

[Series B Preferred Stock Proxy Card]

PROXY CARD

UNICYCIVE THERAPEUTICS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE [       ], 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, John Townsend and Shalabh Gupta, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of Series B-2 Convertible Preferred Stock of Unicycive Therapeutics, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June [       ], 2025 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June [       ], 2025 at 10:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022. The proxy statement and the 2024 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/uncy2025.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Unicycive Therapeutics, Inc. to be held at our offices located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, on June [       ], 2025, beginning at 10:00 a.m. Pacific Daylight Time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, and 3.

1. Election of Director Nominees	FOR	WITHHOLD

01- Dr. Gaurav Aggarwal	☐	☐
02- Dr. Shalabh Gupta	☐	☐
03- Dr. Sandeep Laumas	☐	☐
04- Dr. Saraswati Kenkare-Mitra	☐	☐

2. Ratification of the appointment of Grassi & Co. CPAs, P.C.as our independent registered public accounting firm for our fiscal year ending December 31, 2025	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the Annual Meeting without further approval or authorization of our stockholders	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2025

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to https://annualgeneralmeetings.com/uncy2025

Enter your control number (12 digit number located below)

2.	VIA MAIL:

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, NV 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on June [          ], 2025.